    NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA [ILLEGIBLE] REPRESENTATION UNDER THE UNITED STATES
  SECURITIES ACT OF 1935, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY,
    MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
      STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE
        EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
           REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND
          IN A ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

                                                          CUSIP NO. 26822X 10 8


      NUMBER                       e-AUCTION                      SHARES
                             GLOBAL TRADING INC.

                   AUTHORIZED COMMON STOCK: 250,000,000 SHARES
                             PAR VALUE: $.001 PER SHARE

THIS CERTIFIES THAT


IS THE RECORD HOLDER OF


              --Shares of e-AUCTION GLOBAL TRADING INC. Common Stock--

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:  JULY 22, 1999

   [SEAL]
                     /s/ [ILLEGIBLE]                  /s/  [ILLEGIBLE]
                     --------------------------       --------------------------
                                      SECRETARY                        PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN COM -- as tenants in              UNIF GIFT MIN ACT -- .......Custodian........
                          common                                             (Cust)        (Minor)
                                                                          under Uniform Gifts to Minors
               TEN ENT -- as tenants by                                   Act.....................
                          the entireties                                          (State)

               JT TEN -- as joint tenants
                         with right of
                         survivorship and
                         not as tenants
                         in common

       Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE
    ---------------------------------------

    ---------------------------------------



    ---------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


    ---------------------------------------------------------------------------


    ---------------------------------------------------------------------------


    -----------------------------------------------------Shares of the
    capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


    -----------------------------------------------------Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises

    Dated
         ----------------------------




         ----------------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                 NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN A ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."